Atlas U.S. Tactical Income Fund

Supplement dated June 1, 2022
to the Prospectus and Statement of Additional Information (“SAI”) of
Atlas U.S. Tactical Income Fund (the “Fund”)
dated February 1, 2022

This Supplement provides changes to certain disclosures to the Fund’s Prospectus and SAI, and should be read in conjunction with, the Prospectus and SAI each dated February 1, 2022.

With much sorrow, we announce the passing of Director, Mario Iturrino. Any references to his role as a director and committee member in the SAI should be disregarded. The Board of Directors is grateful for Mr. Iturrino’s devoted service and contributions to the Fund.

***********

The Fund has entered a new Distribution Agreement with Northern Lights Distributors, LLC (the “Distribution Agreement”). As a result, the following changes are made to the Prospectus and SAI.

The following paragraph replaces the third paragraph under the heading “Purchase and Sale of Fund Shares” on page 5 of the Prospectus:

Class A common stock (the “Class A Shares”) and Class C common stock (the “Class C Shares”), together with the Class A and Class Shares, the “Shares” or the “Common Stock”) may be purchased through Northern Lights Distributors, LLC (the “Distributor”), a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”), and other securities dealers that have entered into dealer agreements with the Fund and through the Fund’s Transfer Agent, Ultimus Fund Solutions, LLC.

The following paragraphs replace the section under “Distribution Arrangements” on page 23 of the Prospectus in their entirety:

The Fund is distributed by Northern Lights Distributors, LLC, which is a registered broker-dealer and member of FINRA. To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or 1-800-289-9999.

Pursuant to a Distribution Agreement (the “Distribution Agreement”), the Distributor has agreed to use reasonable efforts to sell the Shares on behalf of the Fund. Shares of the Fund are offered on a continuous basis.

Pursuant to the Distribution Agreement, the Fund pays the Distributor a monthly fee for the sale and distribution and/or shareholder servicing of the Shares for which the Distributor is the holder of record (commonly known as “12b-1 fees”) based on the average daily net assets of the Fund (excluding the proceeds of leverage), at the following annual rates.

Class	12b-1 Fee
Class A Shares	0.25%
Class C Shares	1.00%

Class A Shares purchased through the Distributor, or a Selected Dealer, will pay a sales charge of up to 3.50%, while Class C Shares will not pay any sales charge. Because 12b-1 fees are charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost Class C shareholders more than paying sales charge for Class A Shares. With respect to Shares purchased through the Fund’s Transfer Agent, Ultimus Fund Solutions, LLC, the 12b-1 fees will not be paid out to third party providers or financial advisers and will be kept by the Fund and reinvested. As a result, net 12b-1 fees per shareholder will be lower than the amounts set forth above.

The name of the Distributor on the back page of the Prospectus is replaced with the following:

Northern Lights Distributors, LLC

4221 North 203rd Street, Suite 100

Elkhorn, NE 68022-3474

The fourth bullet point at the bottom of page 19 of the SAI is replaced with the following:

•	Full holdings to Northern Lights Distributors, LLC, as Distributor of the Fund, on a monthly basis.

The second sentence of the paragraph under the heading “Code of Ethics” on page 24 of the SAI is replaced with the following:

The Code of Ethics requires directors and officers of the Fund who are officers or employees of Atlas Asset Management, LLC and Northern Lights Distributors, LLC, if any, to comply with various requirements in connection with securities transactions by such officers or employees, including obtaining pre-authorization for certain transactions.

The following replaces the first two paragraphs of the section under the heading “Distributor” on page 28 of the SAI:

The Fund is distributed by Northern Lights Distributors, LLC, a registered broker-dealer, which has agreed to use reasonable efforts to sell the shares of the Fund, subject to the satisfaction of certain conditions. Prior to May 31, 2022, the Fund was distributed by Oriental Financial Services Corp., a securities broker-dealer registered in Puerto Rico.

The following table sets forth the total compensation received by Oriental Financial Services Corp. from the Fund during the last three fiscal years:

2

Fiscal Year Ended September 30	Net Underwriting Discounts and Commissions
2021	$7,260
2020	$27,605
2019	$9,533

______________________________________

This Supplement, and the Prospectus and SAI, each dated February 1, 2022, provide relevant information for all shareholders and should be retained for future reference. The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference. These can be obtained without charge by calling the Fund at 1-855-969-8440.

3